Exhibit 32.2

CERTIFICATION

In connection with the Annual Report of AFP Imaging Corporation (the “Company”) on Form 10-K for the year ended June 30, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Donald Rabinovitch, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald Rabinovitch

Donald Rabinovitch,
President
(Co-Principal Executive Officer)
September 15, 2006